C13 Inventories	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
C13 Inventories

C13    Inventories

Inventories

	2017	2016
Raw materials, components, consumables and manufacturing work in progress	4,015	5,043
Finished products and goods for resale	8,864	12,183
Contract work in progress	12,081	13,081

Inventories, net	24,960	30,307

The amount of inventories, excluding contract work in progress, recognized as expense and included in Cost of sales was SEK 58,901 (63,386) million.

Contract work in progress includes amounts related to delivery-type contracts and service contracts with ongoing work in progress.

Reported amounts are net of obsolescence allowances of SEK 2,425 (2,412) million.

Movements in obsolescence allowances

	2017	2016	2015
Opening balance	2,412	2,555	2,326
Additions, net	1,319	725	1,480
Utilization	–1,210	–981	–1,295
Translation difference	–91	113	44
Balances regarding acquired/divested businesses	–5	—	—

Closing balance	2,425	2,412	2,555